February 2023 Q4 2022 Earnings Presentation (Nasdaq: DZSI) Exhibit 99.2

This presentation contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate, and reflect the beliefs and assumptions of our management as of the date hereof. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business, industry or key markets; cost synergies, growth opportunities and other potential financial and operating benefits of our acquisitions; future growth and revenues from our products; our plans and our ability to refinance or repay our existing indebtedness prior to the applicable maturity dates; our ability to access capital to fund our future operations; future economic conditions and performance; the impact of the global outbreak of COVID-19, also known as the coronavirus; the impact of interest rate and foreign currency fluctuations; anticipated performance of products or services; competition; plans, objectives and strategies for future operations, including our pursuit or strategic acquisitions and our continued investment in research and development; other characterizations of future events or circumstances; and all other statements that are not statements of historical fact, are forward-looking statements within the meaning of the Securities Act and the Exchange Act. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on form 10-K, quarterly reports on Form 10-Q and subsequent filings. Forward-Looking Statements

This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), such as Adjusted Gross Margin, Adjusted (Non-GAAP) Net Income attributable to the Company (including on a per share basis) and Adjusted EBITDA, which the Company believes are appropriate to provide meaningful comparison with, and to enhance an overall understanding of the Company’s past financial performance and prospects for the future. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding specific items that we believe are not indicative of core operating results. These items share one or more of the following characteristics: they are unusual and we do not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of the Company’s control. Further, each of these are non-GAAP measures of operating performance used by management, as well as industry analysts, to evaluate operations and operating performance and is widely used in the telecommunications and manufacturing industries. Other companies in the telecommunications and manufacturing industries may calculate these metrics differently than we do. The presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. Note to Recipients   This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there by any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.   This presentation may contain market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information. Although we believe these sources are reliable, we do not guarantee the accuracy or completeness of this information and we have not independently verified this information. In addition, the market and industry data and forecasts that may be included in this presentation may involve estimates, assumptions and other risks and uncertainties and are subject to change based on various factors. Accordingly, investors should not place undue reliance on this information. Non-GAAP Financial Information

Daniel Won Customer Officer, Asia Management Team Misty Kawecki Financial Officer Tom Carter Customer Officer, AEMEA Gunter Reiss Marketing Officer Andrew Bender Technology Officer Norm Foust Global Supply Chain Miguel Alonso Product Officer Charlie Vogt President & CEO

A global leader in access, optical and cloud-controlled software defined solutions Giving our customers a Who We Are 400+ CUSTOMERS 70+ COUNTRIES 70+ Million CLOUD CONNECTED HOMES/ BUSINESS Customers (30 of Top 50 Telecoms) Profile Open Agile Cloud Native Visionary

Markets Addressed Q4 Revenue Segmentation 88% 12% Access and Optical Networking Software Services $282 $307 $301 $350 2018 2019 2020 2021 2022 Addressable Market (Global ex China) 2023 2024 $9 $9 $4 $6 $10 $10 $22 $26 16% CAGR 10% CAGR 35% CAGR 18% CAGR 2025 2026 $8 $11 $12 $31 $10 $12 $14 $36 Total Sources: DZS analysis and the following Omdia reports, (1) Fiber and Copper Access Equipment Forecast Midyear Update – 2H22, August 2022, (2) Optical Networks Forecast 2021-2027, “Metro WDM”, July 2022, (3) Macrocell Mobile Backhaul Equipment Market Tracker 2H20, December 2020, (4) SPRS Quarterly Market Share & Forecast Quantitative Update – 3Q21, December 2021 (5) Carrier SDN Forecast – 2H 2021, November 2021, (6) Mobile Fronthaul Equipment Market Report – 2020, July 2020, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk. ($ in millions) ($ in billions) $376

Market Inflections and Disruption Secular Trends Technology Regulatory / Political XGS-PON Challenging and Disrupting the Network Edge 7nm Process

Trends Driving an Inflection Point in Network Design Rural Environments Urban Environments $120 billion of governments stimulus to close digital gap Next-Gen PON expected to grow at a 35% CAGR to $12B by 2027 High speed internet & 5G growth amplifying demand for optical edge Mobile data traffic expected to grow 55%/yr by 2030 AI software revenue expected to double over next 3 years driven by operations/experience IoT connected devices expected to grow to 75B by 2025 Emerging apps to require 10-500 Gbps per instance/stream Projected bandwidth per home exceeds multi-gig by 2028 Source: Statista Source: Cisco Source: Cisco Source: Infopulse Source: Omdia Source: RVA LLC Source: DZS Analysis Source: Omdia

Fiber Access Upgrade Cycle xPON Next Gen OLT Forecast (without China) xPON Next Gen ONT Forecast (without China) Source: Omdia, Fiber & Copper Access Equipment Forecast Report 2021-2027 Update August 2022, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk. 48% CAGR Revenue ($m) Revenue ($m) 20% CAGR

Introducing the DZS EDGE

DZS Cloud

Service Orchestration
Assurance & Slicing
Automation

Experience Management
Intelligence
Self-Help

DZS Xtreme | Expresse | CloudCheck

Optical EDGE	Access EDGE	Subscriber EDGE
Edge 400G DWDM **Proven O-RAN / 5G xHaul**	**Next Gen PON/AE** **Multi-Terabit Performance**	**WiFi 6 + Mesh** **Multi-Gig Home/Office**
chronos DZS · saber DZS	velocity DZS	helix DZS
Environmentally Hardened Open RAN / Open ROADM Edge-Friendly Form Factors Long Reach 100km+	2.5G / 10G / 100G+ Flexibility & Modularity Leader Open, SDN Controlled Virtualization Ready	Fiber Termination Points (ONT) Wi-Fi Residential Gateways Wi-Fi 6 Access Points Enterprise ONTs

© 2023 DZS – Proprietary and Confidential

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Our Products Software Abstract the network to create and deliver any service over an always optimized converged network Networking Build networks with the Capacity, Flexibility and Architectural Headroom to support any service

Access, Optical and Cloud Connected Platforms 60,000+ OLT Ports 20,000,000+ ONT / WiFi Devices 70,000,000+ Cloud Subscribers

The Network EDGE Software Service Agility & Convergence Network Convergence Performance Optimization Network Open & Standard Scalable Distributed Intelligence Subscriber Devices Network EDGE Core Network

Velocity Platform designed for current and future service delivery needs System-on-a-Card enables non-blocking designs to 50 and 100 Gbps PON Access Edge: Fixed, Modular & Terabit Chassis XGSPON COMBO G.HSP 50G GPON Line Cards

V6 Ultra-Performance G.hsp | 50G Ready Non-Blocking | 200G/400G/800G per slot Supports: XGS-PON | GPON | AE Hardened | Fully Redundant Up to 24,576 Subscribers on 96 Ports Access EDGE REIMAGINED 15

Deployment Flexibility PON | AE | Density | Network Location | Service Model System on a Card Architecture Common across form factors Next Gen PON ready Modular Containerized OS Open Virtualized Network Functions Service Flexibility On Board Switching and Routing Non-Blocking Traffic Egress Non-Blocking Backplane Interface Multi-purpose Access Interfaces BEST FOR TODAY and the FUTURE 16

Extensive Home/Business Portfolio CloudCheck Inside  WOW Experience WiFi 6/6e for Whole Home Coverage Superior Mobile/Customer Apps Multi-Vendor E2E Visibility/Security Subscriber EDGE REVAMPED 17

Optical Platforms for the New Network EDGE 4400

Global Plugfest 2022 Innovation in Action M4000 C1216RO The Evolution of Open RAN

EDGE-to-EDGE Visibility & Experience Management Access 4000 EDGE Transport System V6 Access EDGE 4400 Optical EDGE M4000 Ethernet EDGE 6 6 6 6

Multi-Vendor Network Intelligence & Control

Cloud
EDGE

Single Pane of Glass

Permanent streamlining of operator staff

Reduce new vendor app provisioning from 90 to **3 days**

Leverage slicing for new revenue

Competitive
EDGE



DZS Cloud
DZS Xtreme
NETWORK ORCHESTRATION → MULTI-VENDOR
ANALYTICS → WiFi EXPERIENCE
SDN DEVICE CONTROL → AGILE / OPEN
VISUALIZATION → ASSURANCE
DZS CloudCheck
DZS Expresse
chronos DZS
velocity DZS
saber DZS
Internet
Core Network
N x 100-200G
Transport Aggregation (DZS & 3rd Party)
Access Ring(s) n x 10-400G
CO OLT (DZS & 3rd Party)
Remote OLT (DZS & 3rd Party)
ONU
ONT
RG
ONT
Neighborhood xPON (1-10G+)
Enterprises
Residential
5G Mobile
helix DZS
helix DZS
cseries

© 2023 DZS – Proprietary and Confidential

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Groundbreaking Cloud EDGE Innovation Orchestration & Automation Software WiFi Experience Management Network & Service Assurance

Service Assurance and In-Home WiFi Management

Orchestration and Automation

E2E Cloud Connected Management DZS CloudCheck WiFi Optimization & Management DZS Expresse Network Assurance Core Network Access Ring(s) Remote Terminal CO / Remote OLT VDSL2, Gfast VDSL2, Gfast GPON / XGS-PON / AE / 10GE Fiber Termination w/WiFi Fiber Termination Point

Managing Experience for 70M Subscribers

Owning the Subscriber Experience Path to increase ARPU with new services Outbound field-tech dispatches Remote Issue Resolution Improved Customer Retention Subscribers Experiencing Interference Incoming calls to call-center 35% 16% 2-4x 20% >50% 80% 27

North America and EMEA Growth Opportunity North America and EMEA Performance New Customers: 224 since Q3 2020 Mix: Increase to 50% of FY 2022 revenue Large Customers: Mid-Sized Customers: Small Customers: Significant Partners:

Chinese Vendor Replacement Growth Opportunity Q2 2022 Global OLT Market Share (ex-China) Huawei Banned Ban Likely Under Review Others Source: Omdia, Fiber & Copper Access Equipment: Units – 2Q2022, September 2022 and industry research, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk.

5G Open RAN Growth Opportunity 5G O-RAN is Accelerating 12% of RAN market by 2026 outside of China 61% of mobile SPs will deploy in the next 3 years DZS has been a key player in recent O-RAN Alliance Plugfests 5G O-RAN Trials and Deployments (Telecom Infra Project, Oct. 2022) Source: Omdia, Mobile Infrastructure Market Tracker 2Q22, September 2022, Results not an endorsement of DZS. Any reliance on these results is at the third-party’s own risk.

Cloud Software Growth Opportunity

DZS Cross-Selling Opportunity 400+ Active Customers Spanning 70+ Countries 32

Find Your EDGE with DZS The DZS Advantage Vendor-agnostic E2E Network Automation Performance at Scale Flexible Form Factors and Pricing Technical Support Easy Integration Lower CAPEX and OPEX Future Proof Better Business Results Trusted Advice

Q4 2022 Financial Results

Q4 2022 Key Pillar Highlights

Fiber Upgrade Cycle

- Early innings of an anticipated resilient industry
- GPON, XGS-PON, 25 and 50 Gig PON support from same system
- Customers returning to normal order patterns

N. America and EMEA

- 2022 revenue led by 13% growth from EMEA and 6% growth from North America
- North America and EMEA revenue growth expected to exceed overall revenue growth in 2023

Chinese Replacement

- Ongoing traction
- Velocity V6 OLT supports XGS-PON and up to 800 Gig per slot





Cloud Software Expansion

- Software & Services 11% of total revenue in 2022
- Over 70 million subscribers on DZS Expresse and DZS CloudCheck
- Announced Xtreme Access and Xperience Cloud

Middle Mile and Open RAN

- Saber 4400 is a category defining product for the Middle Mile and is under evaluation by many service providers
- Brightspeed and Bonfire Fiber deploying DZS Saber for Middle Mile Transport

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Q4 2022 Comparisons Non-GAAP EPS Q4’22 Q4’21 $(0.10) $0.08 Adj. EBITDA Q4’22 Q4’21 $(3)M $3M Adj. GM% Q4’22 Q4’21 30.6% 33.6% Revenue Q4’22 Q4’21 $100M $98M RPO Q4’22 Q4’21 $321M $234M (1) Item represents a non-GAAP financial measure; see reconciliation to the comparable GAAP measure in the financial tables in the appendix. 1 1 1

2022 Comparisons Non-GAAP EPS 2022 2021 $(0.15) $0.32 Adj. EBITDA 2022 2021 $(3)M $11M Adj. GM% 2022 2021 32.0% 34.6% Revenue 2022 2021 $376M $350M RPO 2022 2021 $321M $234M (1) Item represents a non-GAAP financial measure; see reconciliation to the comparable GAAP measure in the financial tables in the appendix. 1 1 1

Gross Margin Bridge 2021 2022 2023E FX Supply Chain Product Mix Software New Products Software Fabrinet 34.6% 32.0% Guidance: 36.0% - 38.0%

Revenue by Product Type New product introductions such as the Velocity V6 OLT, Saber 4400 Metro & Optical EDGE transport and M4000 Routing/Switching platforms are anticipated to recognize an improved margin profile Software & Services expected to increase as a percentage of revenue in 2023 Technology Comments 1 2

Revenue by Geographic Region Americas: Revenue near record levels – Opportunity expanding for Middle Mile EMEA: Significant service provider engagement for Huawei replacement opportunities Asia deliveries influenced by Covid lockdowns Geographic Comments 2 3 1

Balance Sheet

Q1 2023 and Full Year 2023 Outlook (1) Item represents a non-GAAP financial measure; see reconciliation to the comparable GAAP measure in the financial tables in the appendix.

Appendix: Financial

Reconciliation of GAAP to Adjusted (Non-GAAP) Results

Reconciliation of EBITDA

Reconciliation of Guidance

Non-GAAP Definition Adjusted Gross Margin DZS defines Adjusted Gross Margin as GAAP Gross Margin less (i) depreciation and amortization, (ii) stock-based compensation, and (iii) the impact of material transactions or events that we believe are not indicative of our core operating performance and may or may not be recurring in nature. We believe Adjusted Gross Margin provides the investor more accurate information regarding our core profit margin on sales, excluding the impact of cost of revenue that are not routine components of our core product cost, for better comparability of gross margin between periods and to other companies. Non-GAAP Net Income (Loss) DZS defines Non-GAAP Net Income (Loss) as GAAP Net Income plus or minus (as applicable) (i) depreciation and amortization, (ii) stock-based compensation, (iii) the impact of material transactions or events that we believe are not indicative of our core operating performance, such as acquisition costs, restructuring and other charges, including termination related benefits, headquarters and facilities relocation, executive transition, and bad debt expense primarily related to a large customer in India, and legal costs related to certain litigation, any of which may or may not be recurring in nature, iv) unrealized foreign exchange gains and losses, v) adjusted for a non-GAAP income tax benefit (provision) based on an estimated tax rate applied against forecasted annual non-GAAP income and vi) including the tax effect of non-GAAP adjustments to Adjusted Net Income and Adjusted EPS. The Company determines non-GAAP income taxes by computing an annual rate for the Company and applying that single rate (rather than multiple rates by jurisdiction) to its consolidated quarterly results. For 2022, the non-GAAP income tax rate was 25.6% and for 2021 the rate was 22.3%. The Company expects that this methodology will provide a consistent rate throughout the year and allow investors to better understand the impact of income taxes on its results. Due to the methodology applied to its estimated annual tax rate, the Company’s estimated tax rate on non-GAAP income will differ from its GAAP tax rate and from its actual tax liabilities. We believe Non-GAAP Net Income (Loss) provides the investor more accurate information regarding our core income, excluding the impact of charges that are not routine components of our core product cost or core operating expenses, for better comparability between periods and to other companies.

Non-GAAP Definition (cont’d) EBITDA and Adjusted EBITDA DZS defines EBITDA as Net Income (Loss) plus or minus (as applicable) (i) interest expense, net, (ii) income tax provision (benefit), and (iii) depreciation and amortization expense. DZS defines Adjusted EBITDA as EBITDA plus or minus (as applicable) (i) stock-based compensation, (ii) other income and expense and (iii) the impact of material transactions or events that we believe are not indicative of our core operating performance, such as acquisition costs, impairment of goodwill, intangibles, or long-lived assets, loss on debt extinguishment, restructuring and other charges, including termination related benefits, headquarters and facilities relocation, executive transition, bad debt expense primarily related to a large customer in India, and legal costs related to litigation, any of which may or may not be recurring in nature. DZS believes that EBITDA and Adjusted EBITDA are useful measures because they provide supplemental information to assist investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance, as well as in assessing the sustainable cash-generating ability of the business. In addition, DZS believes these measures are of importance to investors and lenders in assessing the Company’s overall capital structure and its ability to borrow additional funds.

Date May 10, 2023 (Noon-5pm CT) Location DZS HQ (Plano, TX) Live Stream Option Available Agenda Strategy / Portfolio / Financial Overview & Outlook Technology & Experience Lab Tour Special Event (Live Event Attendees) Tour/Dinner – Cowboys Club Mark Your Calendars for DZS Investor Day 2023